                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit p.4

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

MESSAGE FROM OUR CEO             "THE REPUTATION OF A THOUSAND YEARS MAY BE
                                 DETERMINED BY THE CONDUCT OF ONE HOUR." ANCIENT
                                 JAPANESE PROVERB

                                 We have said it time and again in our Goals,
                                 Strategy and Culture statement, "We exist for our
                                 clients and are driven by their needs." Wellington
                                 Management's reputation is built on this principle.
                                 We know that our reputation is our most valuable
                                 asset as that reputation attracts clients and
                                 promotes their trust and confidence in our firm's
                                 capabilities. We entrust our clients' interests and
                                 the firm's reputation every day to each Wellington
                                 Management employee around the world. Each of us
                                 must take constant care that our actions fully meet
                                 our duties as fiduciaries for our clients. Our
                                 clients' interests must always come first; they
                                 cannot and will not be compromised.

                                 We have learned through many experiences, that when
                                 we put our clients first, we are doing the right
                                 thing. If our standards slip, or our focus wanes, we
                                 risk the loss of everything we have worked so hard
                                 to build together over the years.

                                 It is important that we all remember "client, firm,
                                 person" is our most fundamental guiding principle.
                                 This high ethical standard is embodied in our Code
                                 of Ethics. The heart of the Code of Ethics goes to
                                 our obligation to remain vigilant in protecting the
                                 interests of our clients above our own. We encourage
                                 you to become familiar with all facets of the Code
                                 and trust that you will embrace and comply with both
                                 the letter and the spirit of the Code.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

TABLE OF CONTENTS                Standards of Conduct                                                    4
                                 Ethical Considerations Regarding Confidentiality                        5
                                 Ethical Considerations Regarding Open-end Mutual Fund Transactions      5
                                 Policy on Personal Securities Transactions                              6
                                    Covered Accounts                                                     6
                                    Transactions Subject to Pre-clearance and Reporting                  8
                                    Requesting Pre-clearance                                             8
                                    Restrictions on Covered Transactions and Other Restrictions          9
                                       Blackout Periods                                                  9
                                       Short Term Trading                                               10
                                       Securities of Brokerage Firms                                    11
                                       Short Sales, Options and Margin Transactions                     11
                                       Derivatives                                                      11
                                       Initial Public Offerings ("IPOs")                                12
                                       Private Placements                                               12
                                       ETFs and HOLDRs                                                  12
                                    Transactions Subject to Reporting Only                              12
                                       Transactions Exempt from Pre-clearance and Reporting             13
                                 Exemptive Procedure for Personal Trading                               14
                                 Reporting and Certification Requirements                               14
                                    Initial Holdings Report                                             15
                                    Duplicate Brokerage Confirmations and Statements                    15
                                    Duplicate Annual Statements for Wellington Managed Funds            16
                                    Quarterly Reporting of Transactions and Brokerage Accounts          16
                                    Annual Holdings Report                                              17
                                    Quarterly Certifications                                            17
                                    Annual Certifications                                               18
                                    Review of Reports and Additional Requests                           18
                                 Gifts, Travel and Entertainment Opportunities and Sensitive Payments   18
                                    General Principles                                                  18
                                    Accepting Gifts                                                     19
                                    Accepting Travel and Entertainment Opportunities and Tickets        19
                                    Solicitation of Gifts, Contributions, or Sponsorships               21
                                    Giving Gifts (other than Entertainment Opportunities)               22
                                    Giving Entertainment Opportunities                                  22
                                    Sensitive Payments                                                  23
                                 Other Activities                                                       23
                                 Violations of the Code of Ethics                                       24

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

TABLE OF CONTENTS                APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                                 APPENDIX B - QUICK REFERENCE TABLE FOR PERSONAL SECURITIES TRANSACTIONS
                                 APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS AND ENTERTAINMENT

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

STANDARDS OF CONDUCT             Wellington Management Company, LLP and its
                                 affiliates ("Wellington Management") have a
                                 fiduciary duty to investment company and investment
                                 counseling clients that requires each Employee to
                                 act solely for the benefit of clients. As a firm and
                                 as individuals, our conduct (including our personal
                                 trading) must recognize that the firm's clients
                                 always come first and that we must avoid any abuse
                                 of our positions of trust and responsibility.

                                 Each Employee is expected to adhere to the highest
                                 standard of professional and ethical conduct and
                                 should be sensitive to situations that may give rise
                                 to an actual conflict or the appearance of a
                                 conflict with our clients' interests, or have the
                                 potential to cause damage to the firm's reputation.
                                 To this end, each Employee must act with integrity,
                                 honesty, dignity and in a highly ethical manner.
                                 Each Employee is also required to comply with all
                                 applicable securities laws. Moreover, each Employee
                                 must exercise reasonable care and professional
                                 judgment to avoid engaging in actions that put the
                                 image of the firm or its reputation at risk. While
                                 it is not possible to anticipate all instances of
                                 potential conflict or unprofessional conduct, the
                                 standard is clear.

                                 This Code of Ethics (the "Code") recognizes that our
                                 fiduciary obligation extends across all of our
                                 affiliates, satisfies our regulatory obligations and
                                 sets forth the policy regarding Employee conduct in
                                 those situations in which conflicts with our
                                 clients' interests are most likely to develop. ALL
                                 EMPLOYEES ARE SUBJECT TO THIS CODE AND ADHERENCE TO
                                 THE CODE IS A BASIC CONDITION OF EMPLOYMENT. IF AN
                                 EMPLOYEE HAS ANY DOUBT AS TO THE APPROPRIATENESS OF
                                 ANY ACTIVITY, BELIEVES THAT HE OR SHE HAS VIOLATED
                                 THE CODE, OR BECOMES AWARE OF A VIOLATION OF THE
                                 CODE BY ANOTHER EMPLOYEE, HE OR SHE SHOULD CONSULT
                                 THE CODE OF ETHICS MANAGER, CHIEF COMPLIANCE
                                 OFFICER, GENERAL COUNSEL OR CHAIR OF THE ETHICS
                                 COMMITTEE.

                                 The Code reflects the requirements of United States
                                 law, Rule 17j-1 of the Investment Company Act of
                                 1940, as amended on August 31, 2004, and Rule 204A-1
                                 under the Investment Advisers Act of 1940. The term
                                 "Employee" for purposes of this Code, includes all
                                 Partners and employees worldwide (including
                                 temporary personnel compensated directly by
                                 Wellington Management and other temporary personnel
                                 to the extent that their tenure with Wellington
                                 Management exceeds 90 days).

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

ETHICAL CONSIDERATIONS           CONFIDENTIALITY IS A CORNERSTONE OF WELLINGTON
REGARDING CONFIDENTIALITY        MANAGEMENT'S FIDUCIARY OBLIGATION TO ITS CLIENTS AS
                                 WELL AS AN IMPORTANT PART OF THE FIRM'S CULTURE.

                                 Use and Disclosure of Information

                                 Information acquired in connection with employment
                                 by the organization, including information regarding
                                 actual or contemplated investment decisions,
                                 portfolio composition, research, research
                                 recommendations, firm activities, or client
                                 interests, is confidential and may not be used in
                                 any way that might be contrary to, or in conflict
                                 with the interests of clients or the firm. Employees
                                 are reminded that certain clients have specifically
                                 required their relationship with our firm to be
                                 treated confidentially.

                                 Specific reference is made to the firm's Portfolio
                                 Holdings Disclosure Policy and Procedures,
                                 accessible on the Wellington Management intranet,
                                 which addresses the appropriate and authorized
                                 disclosure of a client's portfolio holdings.

                                 "Inside Information"

                                 Specific reference is made to the firm's Statement
                                 of Policy on the Receipt and Use of Material,
                                 Non-Public Information (i.e., "inside information"),
                                 accessible on the Wellington Management intranet,
                                 which applies to personal securities transactions as
                                 well as to client transactions.

ETHICAL CONSIDERATIONS           Wellington Management requires that an Employee
REGARDING OPEN-END MUTUAL FUND   engaging in mutual fund investments ensure that all
TRANSACTIONS                     investments in open-end mutual funds comply with the
                                 funds' rules regarding purchases, redemptions, and
                                 exchanges.

                                 Wellington Management has a fiduciary relationship
                                 with the mutual funds and variable insurance
                                 portfolios for which it serves as investment adviser
                                 or sub-adviser, including funds organized outside
                                 the US ("Wellington Managed Funds"). Accordingly, an
                                 Employee may not engage in any activity in
                                 Wellington Managed Funds that might be perceived as
                                 contrary to or in conflict with the interests of
                                 such funds or their shareholders.

                                 The Code's personal trading reporting requirements
                                 extend to transactions and holdings in Wellington
                                 Managed Funds (excluding money market funds). A
                                 complete list of the Wellington Managed Funds is
                                 available to Employees via the Wellington Management
                                 intranet. Please refer to "Reporting and
                                 Certification Requirements" for further details.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

POLICY ON PERSONAL SECURITIES    All Employees are required to clear their personal
TRANSACTIONS                     securities transactions (as defined below) prior to
                                 execution, report their transactions and holdings
                                 periodically, and refrain from transacting either in
                                 certain types of securities or during certain
                                 blackout periods as described in more detail in this
                                 section.

                                 EMPLOYEES SHOULD NOTE THAT WELLINGTON MANAGEMENT'S
                                 POLICIES AND PROCEDURES WITH RESPECT TO PERSONAL
                                 SECURITIES TRANSACTIONS ALSO APPLY TO TRANSACTIONS
                                 BY A SPOUSE, DOMESTIC PARTNER, CHILD OR OTHER
                                 IMMEDIATE FAMILY MEMBER RESIDING IN THE SAME
                                 HOUSEHOLD AS THE EMPLOYEE.

                                 COVERED ACCOUNTS

                                 Definition of "Personal Securities Transactions"

                                 A personal securities transaction is a transaction
                                 in which an Employee has a beneficial interest.

                                 Definition of "Beneficial Interest"

                                 An Employee is considered to have a beneficial
                                 interest in any transaction in which the Employee
                                 has the opportunity to directly or indirectly profit
                                 or share in the profit derived from the securities
                                 transacted. An Employee is presumed to have a
                                 beneficial interest in, and therefore an obligation
                                 to pre-clear and report, the following:

                                 1
                                 Securities owned by an Employee in his or her name.

                                 2
                                 Securities owned by an individual Employee
                                 indirectly through an account or investment vehicle
                                 for his or her benefit, such as an IRA, family trust
                                 or family partnership.

                                 3
                                 Securities owned in which the Employee has a joint
                                 ownership interest, such as property owned in a
                                 joint brokerage account.

                                 4
                                 Securities in which a member of the Employee's
                                 immediate family (e.g., spouse, domestic partner,
                                 minor children and other dependent relatives) has a
                                 direct,

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 indirect or joint ownership interest if the immediate family member resides in the same household as the Employee.

                                 5
                                 Securities owned by trusts, private foundations or
                                 other charitable accounts for which the Employee has
                                 investment discretion (other than client accounts of
                                 the firm).

                                 If an Employee believes that he or she does not have
                                 a beneficial interest in the securities listed
                                 above, the Employee should provide the Global
                                 Compliance Group (the "Compliance Group") with
                                 satisfactory documentation that the Employee has no
                                 beneficial interest in the security and exercises no
                                 control over investment decisions made regarding the
                                 security (see "Exceptions" below). Any question as
                                 to whether an Employee has a beneficial interest in
                                 a transaction, and therefore an obligation to
                                 pre-clear and report the transaction, should be
                                 directed to the Compliance Group.

                                 Exceptions

                                 If an Employee has a beneficial interest in an
                                 account which the Employee feels should not be
                                 subject to the Code's pre-clearance and reporting
                                 requirements, the Employee should submit a written
                                 request for clarification or an exemption to the
                                 Global Compliance Manager. The request should name
                                 the account, describe the nature of the Employee's
                                 interest in the account, the person or firm
                                 responsible for managing the account, and the basis
                                 upon which the exemption is being claimed. Requests
                                 will be considered on a case-by-case basis. An
                                 example of a situation where grounds for an
                                 exemption may be present is an account in which the
                                 Employee has no influence or control (e.g., the
                                 Employee has a professionally managed account over
                                 which the Employee has given up discretion.

                                 In all transactions involving such an account an
                                 Employee should, however, conform to the spirit of
                                 the Code and avoid any activity which might appear
                                 to conflict with the interests of the firm's
                                 clients, or with the Employee's position within
                                 Wellington Management. In this regard, please refer
                                 to the "Ethical Considerations Regarding
                                 Confidentiality" section of this Code.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 TRANSACTIONS SUBJECT TO PRE-CLEARANCE AND REPORTING
                                 "COVERED TRANSACTIONS"

                                 ALL EMPLOYEES MUST CLEAR THEIR PERSONAL SECURITIES
                                 TRANSACTIONS PRIOR TO EXECUTION, EXCEPT AS
                                 SPECIFICALLY EXEMPTED IN SUBSEQUENT SECTIONS OF THE
                                 CODE. CLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS
                                 FOR PUBLICLY TRADED SECURITIES WILL BE IN EFFECT FOR
                                 24 HOURS FROM THE TIME OF APPROVAL. TRANSACTIONS IN
                                 THE FOLLOWING SECURITIES ARE "COVERED TRANSACTIONS"
                                 AND THEREFORE MUST BE PRE-CLEARED AND REPORTED:

                                 -    bonds (including municipal bonds)

                                 -    stock (including shares of closed-end funds and
                                      funds organized outside the US that have a
                                      structure similar to that of closed-end funds)

                                 -    exchange-traded funds not listed on Appendix A

                                 -    notes

                                 -    convertibles

                                 -    preferreds

                                 -    ADRs

                                 -    single stock futures

                                 -    limited partnership and limited liability
                                      company interests (for example, hedge funds not
                                      sponsored by Wellington Management or an
                                      affiliate)

                                 -    options on securities

                                 -    warrants, rights, etc., whether publicly traded
                                      or privately placed

                                 See Appendix B for a summary of securities subject
                                 to pre-clearance and reporting, securities subject
                                 to reporting only, and securities exempt from pre-
                                 clearance and reporting.

                                 REQUESTING PRE-CLEARANCE

                                 Pre-clearance for Covered Transactions must be
                                 obtained by submitting a request via the
                                 intranet-based Code of Ethics Compliance System
                                 ("COEC"). Approval must be obtained prior to placing
                                 the trade with a broker. An Employee is responsible
                                 for ensuring that the proposed transaction does not
                                 violate Wellington Management's policies or
                                 applicable securities laws and regulations by virtue
                                 of the Employee's responsibilities at Wellington
                                 Management or the information that he or she may
                                 possess about the securities or the issuer. The
                                 Compliance Group will maintain confidential records
                                 of all requests for approval. Covered Transactions
                                 offered through a participation in a private
                                 placement (including both securities and partnership
                                 interests) are

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 subject to special clearance by the Chief Compliance
                                 Officer or the General Counsel or their designees,
                                 and the clearance will remain in effect for a
                                 reasonable period thereafter, not to exceed 90 days
                                 (See, "Private Placements").

                                 An Employee wishing to seek an exemption from the
                                 pre-clearance requirement for a security or
                                 instrument not covered by an exception (see below)
                                 that has similar characteristics to an excepted
                                 security or transaction should submit a request in
                                 writing to the Global Compliance Manager.

                                 RESTRICTIONS ON COVERED TRANSACTIONS AND OTHER
                                 RESTRICTIONS ON PERSONAL TRADING

                                 Covered Transactions are restricted and will be
                                 denied pre-clearance under the circumstances
                                 described below. Please note that the following
                                 restrictions on Covered Transactions apply equally
                                 to the Covered Transaction and to instruments
                                 related to the Covered Transaction. A related
                                 instrument is any security or instrument issued by
                                 the same entity as the issuer of the Covered
                                 Transaction, including options, rights, warrants,
                                 preferred stock, bonds and other obligations of that
                                 issuer or instruments otherwise convertible into
                                 securities of that issuer.

                                 THE RESTRICTIONS AND BLACKOUT PERIODS PRESCRIBED
                                 BELOW ARE DESIGNED TO AVOID CONFLICT WITH OUR
                                 CLIENTS' INTERESTS. HOWEVER, PATTERNS OF TRADING
                                 THAT MEET THE LETTER OF THE RESTRICTIONS BUT ARE
                                 INTENDED TO CIRCUMVENT THE RESTRICTIONS ARE ALSO
                                 PROHIBITED. IT IS EXPECTED THAT EMPLOYEES WILL
                                 COMPLY WITH THE RESTRICTIONS BELOW IN GOOD FAITH AND
                                 CONDUCT THEIR PERSONAL SECURITIES TRANSACTIONS IN
                                 KEEPING WITH THE INTENDED PURPOSE OF THIS CODE.

                                 1
                                 Blackout Periods

                                 No Employee may engage in Covered Transactions
                                 involving securities or instruments which the
                                 Employee knows are actively contemplated for
                                 transactions on behalf of clients, even though no
                                 buy or sell orders have been placed. This
                                 restriction applies from the moment that an Employee
                                 has been informed in any fashion that any Portfolio
                                 Manager intends to purchase or sell a specific
                                 security or instrument. This is a particularly
                                 sensitive area and one in which each Employee must
                                 exercise caution to avoid actions which, to his or
                                 her knowledge, are in conflict or in competition
                                 with the interests of clients.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 Employee Blackout Periods

                                 An Employee will be denied pre-clearance for Covered
                                 Transactions that are:

                                 -    being bought or sold on behalf of clients until
                                      one trading day after such buying or selling is
                                      completed or canceled;

                                 -    the subject of a new or changed action
                                      recommendation from a research analyst until 10
                                      business days following the issuance of such
                                      recommendation;

                                 -    the subject of a re-issued but unchanged
                                      recommendation from a research analyst until 2
                                      business days following re-issuance of the
                                      recommendation.

                                 Portfolio Manager Additional Blackout Period

                                 In addition to the above, an Employee who is a
                                 Portfolio Manager may not engage in a personal
                                 transaction involving any security for 7 calendar
                                 days prior to, and 7 calendar days following, a
                                 transaction in the same security for a client
                                 account managed by that Portfolio Manager without a
                                 special exemption. See "Exemptive Procedures for
                                 Personal Trading" below.

                                 Portfolio Managers include all designated portfolio
                                 managers and other investment professionals that
                                 have portfolio management responsibilities for
                                 client accounts or who have direct authority to make
                                 investment decisions to buy or sell securities, such
                                 as investment team members and analysts involved in
                                 Research Equity portfolios.

                                 2
                                 Short Term Trading

                                 No Employee may take a "short term trading" profit
                                 with respect to a Covered Transaction, which means a
                                 sale, closing of a short position or expiration of
                                 an option at a gain within 60 calendar days of its
                                 purchase (beginning on trade date plus one), without
                                 a special exemption. See "Exemptive Procedures for
                                 Personal Trading" on page 14. The 60-day trading
                                 prohibition does not apply to transactions resulting
                                 in a loss.

                                 An Employee engaging in mutual fund investments must
                                 ensure that all investments and transactions in
                                 open-end mutual funds, including funds organized
                                 outside the US, comply with the funds' rules
                                 regarding purchases, redemptions, and exchanges.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 3
                                 Securities of Brokerage Firms

                                 An Employee engaged in Global Trading and an
                                 Employee with portfolio management responsibility
                                 for client accounts may not engage in personal
                                 transactions involving any equity or debt securities
                                 of any company whose primary business is that of a
                                 broker/dealer. A company is deemed to be in the
                                 primary business as a broker/dealer if it derives
                                 more than 15 percent of its gross revenues from
                                 broker/dealer related activities.

                                 4
                                 Short Sales, Options and Margin Transactions

                                 THE CODE STRONGLY DISCOURAGES SHORT SALES, OPTIONS
                                 AND MARGIN TRANSACTIONS. Subject to pre-clearance,
                                 an Employee may engage in short sales, options and
                                 margin transactions, however, an Employee engaging
                                 in such transactions should recognize the danger of
                                 being "frozen" or subject to a forced close out
                                 because of the general restrictions that apply to
                                 personal transactions as noted above. These types of
                                 activities are risky not only because of the nature
                                 of the transactions, but also because action
                                 necessary to close out a position may become
                                 prohibited under the Code while the position remains
                                 open. FOR EXAMPLE, YOU MAY NOT BE ABLE TO CLOSE OUT
                                 SHORT SALES AND TRANSACTIONS IN DERIVATIVES. In
                                 specific cases of hardship, an exception may be
                                 granted by the Chief Compliance Officer or the
                                 General Counsel with respect to an otherwise
                                 "frozen" transaction.

                                 Particular attention should be paid to margin
                                 transactions. An Employee should understand that
                                 brokers of such transactions generally have the
                                 authority to automatically sell securities in the
                                 Employee's brokerage account to cover a margin call.
                                 Such sale transactions will be in violation of the
                                 Code unless they are pre-cleared. An Employee
                                 engaging in margin transactions should not expect
                                 that exceptions will be granted after the fact for
                                 these violations.

                                 5
                                 Derivatives

                                 Transactions in derivative instruments shall be
                                 restricted in the same manner as the underlying
                                 security. An Employee engaging in derivative
                                 transactions should also recognize the danger of
                                 being "frozen" or subject to a forced close out
                                 because of the general restrictions that apply to
                                 personal transactions as described in more detail in
                                 paragraph 4 above.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, na
                                 ellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 6
                                 Initial Public Offerings ("IPOs")

                                 No Employee may engage in personal transactions
                                 involving the direct purchase of any security (debt
                                 or equity) in an IPO (including initial offerings of
                                 closed-end funds). This restriction also includes
                                 new issues resulting from spin-offs, municipal
                                 securities, and thrift conversions, although in
                                 limited cases the purchase of such securities in an
                                 offering may be approved by the Chief Compliance
                                 Officer or the General Counsel upon determining that
                                 approval would not violate any policy reflected in
                                 this Code. This restriction does not apply to
                                 initial offerings of open-end mutual funds, US
                                 government issues or money market instruments.

                                 7
                                 Private Placements

                                 AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A PRIVATE
                                 PLACEMENT TRANSACTION (INCLUDING HEDGE FUNDS THAT
                                 ARE NOT SPONSORED BY WELLINGTON MANAGEMENT OR ONE OF
                                 ITS AFFILIATES) UNLESS APPROVAL OF THE CHIEF
                                 COMPLIANCE OFFICER, THE GENERAL COUNSEL OR THEIR
                                 RESPECTIVE DESIGNEES HAS BEEN OBTAINED. This
                                 approval will be based upon a determination that the
                                 investment opportunity need not be reserved for
                                 clients, that the Employee is not being offered the
                                 investment opportunity due to his or her employment
                                 with Wellington Management, and other relevant
                                 factors on a case-by-case basis.

                                 8
                                 Exchange Traded Funds ("ETFs") and HOLDRs

                                 AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.

                                 Transactions in exchange traded funds are permitted.
                                 However, transactions in exchange traded funds not
                                 listed on Appendix A are Covered Transactions that
                                 must be pre-cleared and reported. Transactions in
                                 exchange traded funds listed on Appendix A are not
                                 Covered Transactions and accordingly, are not
                                 subject to pre-clearance or reporting.

                                 TRANSACTIONS SUBJECT TO REPORTING ONLY (NO NEED TO
                                 PRE-CLEAR) Pre-clearance is not required, but
                                 reporting is required for transactions in:

                                 1
                                 Open-end mutual funds and variable insurance
                                 products that are managed by Wellington Management
                                 or any of its affiliates, INCLUDING FUNDS ORGANIZED
                                 OUTSIDE THE US THAT HAVE A STRUCTURE SIMILAR TO THAT
                                 OF OPEN-END MUTUAL FUNDS,

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 if held outside of the Wellington Retirement and
                                 Pension Plan ("WRPP"). A list of Wellington Managed
                                 Funds is available via the Wellington Management
                                 intranet.

                                 2
                                 Non-volitional transactions to include:

                                 - automatic dividend reinvestment and stock purchase plan acquisitions;

                                 - transactions that result from a corporate action applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends, etc.).

                                 3
                                 Gift transactions to include:

                                 - gifts of securities to an Employee if the Employee has no control of the timing;

                                 -    gifts of securities from an Employee to an
                                      individual so long as the recipient of the gift
                                      confirms in writing that the recipient has no
                                      present intention to sell the securities
                                      received from the Employee;

                                 -    gifts of securities from an Employee to a
                                      not-for-profit organization. For this purpose,
                                      a not-for-profit organization includes only
                                      those trusts and other entities exclusively for
                                      the benefit of one or more not-for-profit
                                      organizations and does not include so-called
                                      split interest trusts (no writing is required);

                                 -    gifts of securities from an Employee to other
                                      trusts or investment vehicles, including
                                      charitable lead trusts, charitable remainder
                                      trusts, family partnerships and family trusts,
                                      so long as the recipient of the gift confirms
                                      in writing that the recipient has no present
                                      intention to sell the securities received from
                                      the Employee.

                                 Even if the gift of a security from an Employee does
                                 not require pre-clearance under these rules, a
                                 subsequent sale of the security by the recipient of
                                 the gift must be pre-cleared and reported IF the
                                 Employee is deemed to have a beneficial interest in
                                 the security (for example, if the Employee has
                                 investment discretion over the recipient or the
                                 recipient is a family member living in the same
                                 house as the Employee).

                                 TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND REPORTING
                                 Pre-clearance and reporting is not required for
                                 transactions in:

                                 -    US government securities

                                 -    Exchange Traded Funds listed in Appendix A

                                 -    money market instruments

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 -    Collective Investment Funds sponsored by
                                      Wellington Trust Company, na ("trust company pools")

                                 -    hedge funds sponsored by Wellington Management
                                      or any of its affiliates

                                 -    broad-based stock index and US government
                                      securities futures and options on such futures

                                 -    commodities futures

                                 -    currency futures

                                 -    open-end mutual funds and variable insurance
                                      products, including funds organized outside the
                                      US with a structure similar to that of an
                                      open-end mutual fund, that are not managed by
                                      Wellington Management or any of its affiliates

EXEMPTIVE PROCEDURE FOR          In cases of hardship, the Chief Compliance Officer,
PERSONAL TRADING                 Global Compliance Manager, the General Counsel, or
                                 their respective designees can grant exemptions from
                                 the personal trading restrictions in this Code. The
                                 decision will be based on a determination that a
                                 hardship exists and the transaction for which an
                                 exemption is requested would not result in a
                                 conflict with our clients' interests or violate any
                                 other policy embodied in this Code. Other factors
                                 that may be considered include: the size and holding
                                 period of the Employee's position in the security,
                                 the market capitalization of the issuer, the
                                 liquidity of the security, the amount and timing of
                                 client trading in the same or a related security,
                                 and other relevant factors.

                                 Any Employee seeking an exemption should submit a
                                 written request to the Chief Compliance Officer,
                                 Global Compliance Manager or the General Counsel,
                                 setting forth the nature of the hardship along with
                                 any pertinent facts and reasons why the employee
                                 believes that the exemption should be granted.
                                 Employees are cautioned that exemptions are intended
                                 to be exceptions, and repetitive requests for
                                 exemptions by an Employee are not likely to be
                                 granted.

                                 Records of the approval of exemptions and the
                                 reasons for granting exemptions will be maintained
                                 by the Compliance Group.

REPORTING AND CERTIFICATION      Records of personal securities transactions by
REQUIREMENTS                     Employees and their immediate family members will be
                                 maintained. All Employees are subject to the
                                 following reporting and certification requirements:

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 1
                                 Initial Holdings Report

                                 New Employees are required to file an Initial
                                 Holdings Report and a Disciplinary Action Disclosure
                                 form within ten (10) calendar days of joining the
                                 firm. New Employees must disclose all of their
                                 security holdings in Covered Transactions including
                                 private placement securities, and Wellington Managed
                                 Funds, at this time. New Employees are also required
                                 to disclose all of their brokerage accounts or other
                                 accounts holding Wellington Managed Funds (including
                                 IRA Accounts, 529 Plans, custodial accounts and 401K
                                 Plans outside of WRPP) at that time, even if the
                                 only securities held in such accounts are mutual
                                 funds. Personal trading is prohibited until these
                                 reports are filed. The forms can be filed via the
                                 COEC that is accessible on the Wellington Management
                                 intranet.

                                 PLEASE NOTE THAT YOU DO NOT NEED TO REPORT MUTUAL
                                 FUNDS OR TRUST COMPANY POOLS HELD WITHIN THE WRPP
                                 (THIS INFORMATION WILL BE OBTAINED FROM THE WRPP
                                 ADMINISTRATOR); AND YOU NEED NOT REPORT WELLINGTON
                                 MANAGED FUNDS THAT ARE MONEY MARKET FUNDS.

                                 2
                                 Duplicate Brokerage Confirmations and Statements for
                                 Covered Transactions Employees may place securities
                                 transactions with the broker of their choosing. All
                                 Employees must require their securities brokers to
                                 send duplicate confirmations of their Covered
                                 Transactions and quarterly account statements to the
                                 Compliance Group. Brokerage firms are accustomed to
                                 providing this service.

                                 To arrange for the delivery of duplicate
                                 confirmations and quarterly statements, each
                                 Employee must complete a Duplicate Confirmation
                                 Request Form for each brokerage account that is used
                                 for personal securities transactions of the Employee
                                 and each account in which the Employee has a
                                 beneficial interest and return the form to the
                                 Compliance Group. The form can be obtained from the
                                 Compliance Group. The form must be completed and
                                 returned to the Compliance Group prior to any
                                 transactions being placed with the broker. The
                                 Compliance Group will process the request with the
                                 broker in order to assure delivery of the
                                 confirmations and quarterly statements directly to
                                 the Compliance Group and to preserve the
                                 confidentiality of this information. When possible,
                                 the duplicate confirmation requirement will be
                                 satisfied by

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 electronic means. Employees should not send the completed forms to their brokers directly.

                                 If under local market practice, brokers are not
                                 willing to deliver duplicate confirmations and/or
                                 quarterly statements to the Compliance Group, it is
                                 the Employee's responsibility to provide promptly
                                 the Compliance Group with a duplicate confirmation
                                 (either a photocopy or facsimile) for each trade and
                                 quarterly statement.

                                 3
                                 Duplicate Annual Statements for Wellington Managed
                                 Funds. Employees must provide duplicate Annual
                                 Statements to the Compliance Group with respect to
                                 their holdings in Wellington Managed Funds.

                                 4
                                 Quarterly Reporting of Transactions and Brokerage
                                 Accounts

                                 SEC rules require that a quarterly record of all
                                 personal securities transactions be submitted by
                                 each person subject to the Code's requirements
                                 within 30 calendar days after the end of each
                                 calendar quarter and that this record be available
                                 for inspection. To comply with these SEC rules,
                                 every Employee must file a quarterly personal
                                 securities transaction report electronically
                                 utilizing the COEC accessible to all Employees via
                                 the Wellington Management intranet by this deadline.

                                 AT THE END OF EACH CALENDAR QUARTER, EMPLOYEES WILL
                                 BE REMINDED OF THE SEC FILING REQUIREMENT. AN
                                 EMPLOYEE THAT FAILS TO FILE WITHIN THE SEC'S 30
                                 CALENDAR DAY DEADLINE WILL, AT A MINIMUM, BE
                                 PROHIBITED FROM ENGAGING IN PERSONAL TRADING UNTIL
                                 THE REQUIRED FILINGS ARE MADE AND MAY GIVE RISE TO
                                 OTHER SANCTIONS.

                                 Transactions during the quarter as periodically
                                 entered via the COEC by the Employee are displayed
                                 on the Employee's reporting screen and must be
                                 affirmed if they are accurate. Holdings not acquired
                                 through a broker and certain holdings that were not
                                 subject to pre-clearance (as described below) must
                                 also be entered by the Employee.

                                 ALL EMPLOYEES ARE REQUIRED TO SUBMIT A QUARTERLY
                                 REPORT, EVEN IF THERE WERE NO REPORTABLE
                                 TRANSACTIONS DURING THE QUARTER. THE QUARTERLY
                                 REPORT MUST INCLUDE TRANSACTION INFORMATION
                                 REGARDING:

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 -    all Covered Transactions (as defined on page
                                      8);

                                 - all Wellington Managed Funds (as defined on page 5);

                                 -    any new brokerage account established during
                                      the quarter including the name of the broker,
                                      dealer or bank and the date the account was
                                      established;

                                 - non-volitional transactions (as described on page 13); and

                                 -    gift transactions (as described on page 13).

                                 Transactions in Wellington Managed Funds and
                                 non-volitional transactions must be reported even
                                 though pre-clearance is not required. For
                                 non-volitional transactions, the nature of the
                                 transaction must be clearly specified in the report.
                                 Non-volitional transactions include automatic
                                 dividend reinvestment and stock purchase plan
                                 acquisitions, gifts of securities to and from the
                                 Employee, and transactions that result from
                                 corporate actions applicable to all similar security
                                 holders (such as splits, tender offers, mergers,
                                 stock dividends).

                                 5
                                 Annual Holdings Report

                                 SEC Rules also require that each Employee file, on
                                 an annual basis, a schedule indicating their
                                 personal securities holdings as of December 31 of
                                 each year by the following February 14th. SEC Rules
                                 require that this report include the title, number
                                 of shares and principal amount of each security held
                                 in an Employee's personal account and the accounts
                                 for which the Employee has a beneficial interest,
                                 and the name of any broker, dealer or bank with whom
                                 the Employee maintains an account. "Securities" for
                                 purposes of this report are Covered Transactions,
                                 Wellington Managed Funds and those that must be
                                 reported as indicated in the prior section.

                                 Employees are also required to disclose all of their
                                 brokerage accounts at this time, even if the only
                                 securities held in such accounts are mutual funds.

                                 6
                                 Quarterly Certifications

                                 As part of the quarterly reporting process on the
                                 COEC, Employees are required to confirm their
                                 compliance with the provisions of this Code of
                                 Ethics. In addition, each Employee is also required
                                 to identify any issuer for which the Employee owns
                                 more than 0.5% of the outstanding securities.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 7
                                 Annual Certifications

                                 As part of the annual reporting process on the COEC,
                                 each Employee is required to certify that:

                                 -    The Employee has read the Code and understands
                                      its terms and requirements;

                                 -    The Employee has complied with the Code during
                                      the course of his or her association with the
                                      firm;

                                 -    The Employee has disclosed and reported all
                                      personal securities transactions and brokerage
                                      accounts required to be disclosed or reported;

                                 -    The Employee will continue to comply with the
                                      Code in the future;

                                 -    The Employee will promptly report to the
                                      Compliance Group, the General Counsel, or the
                                      Chair of the Ethics Committee any violation or
                                      possible violation of the Code of which the
                                      Employee becomes aware; and

                                 -    The Employee understands that a violation of
                                      the Code may be grounds for disciplinary action
                                      or termination and may also be a violation of
                                      federal and/or state securities laws.

                                 8
                                 Review of Reports and Additional Requests

                                 All reports filed in accordance with this section
                                 will be maintained and kept confidential by the
                                 Compliance Group. Such reports will be reviewed by
                                 the Chief Compliance Officer or his/her designee.
                                 The firm may request other reports and
                                 certifications from Employees as may be deemed
                                 necessary to comply with applicable regulations and
                                 industry best practices.

GIFTS, TRAVEL AND                Occasionally, an Employee may be offered gifts or
ENTERTAINMENT OPPORTUNITIES,     entertainment opportunities by clients, brokers,
AND SENSITIVE PAYMENTS           vendors or other organizations with whom the firm
                                 transacts business. The giving and receiving of
                                 gifts and opportunities to travel and attend
                                 entertainment events from such sources are subject
                                 to the general principles outlined below and are
                                 permitted only under the circumstances specified in
                                 this section of the Code.

                                 1
                                 GENERAL PRINCIPLES APPLICABLE TO GIFTS, TRAVEL AND
                                 ENTERTAINMENT OPPORTUNITIES, AND SENSITIVE PAYMENTS

                                 -    An Employee cannot give or accept a gift or
                                      participate in an entertainment opportunity if
                                      the frequency and/or value of the gift or
                                      entertainment opportunity may be considered
                                      excessive or extravagant.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 -    An Employee cannot give or receive a gift,
                                      travel and entertainment opportunity or
                                      sensitive payment if, in doing so, it would
                                      create or appear to create a conflict with the
                                      interests of our clients or the firm, or have a
                                      detrimental impact on the firm's reputation.

                                 -    With regard to gifts and entertainment
                                      opportunities covered and permitted under the
                                      Code, under no circumstances is it acceptable
                                      for an Employee to resell a gift or ticket to
                                      an entertainment event.

                                 2
                                 ACCEPTING GIFTS

                                 The only gift (other than entertainment tickets)
                                 that may be accepted by an Employee is a gift of
                                 nominal value (i.e. a gift whose reasonable value is
                                 no more than $100) and promotional items (e.g. pens,
                                 mugs, t-shirts and other logo bearing items). Under
                                 no circumstances may an Employee accept a gift of
                                 cash, including a cash equivalent such as a gift
                                 certificate, bond, security or other items that may
                                 be readily converted to cash.

                                 Acceptance of a gift that is directed to Wellington
                                 Management as a firm should be cleared with the
                                 Employee's Business Manager. Such a gift, if
                                 approved, will be accepted on behalf of, and treated
                                 as the property of, the firm.

                                 If an Employee receives a gift that is prohibited
                                 under the Code, it must be declined or returned in
                                 order to protect the reputation and integrity of
                                 Wellington Management. Any question as to the
                                 appropriateness of any gift should be directed to
                                 the Chief Compliance Officer, the General Counsel or
                                 the Chair of the Ethics Committee.

                                 3
                                 ACCEPTING TRAVEL  AND ENTERTAINMENT OPPORTUNITIES AND
                                 TICKETS

                                 Wellington Management recognizes that occasional
                                 participation in entertainment opportunities with
                                 representatives from organizations with whom the
                                 firm transacts business, such as clients, brokers,
                                 vendors or other organizations, can be useful
                                 relationship building exercises. Examples of such
                                 entertainment opportunities are: lunches, dinners,
                                 cocktail parties, golf outings or regular season
                                 sporting events.

                                 Accordingly, OCCASIONAL participation by an Employee
                                 in such entertainment opportunities for legitimate
                                 business purposes is permitted provided that:

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 -    a representative from the hosting organization
                                      attends the event with the Employee;

                                 -    the primary purpose of the event is to discuss
                                      business or build a business relationship;

                                 - the Employee demonstrates high standards of personal behavior;

                                 - participation complies with the following requirements for entertainment tickets, lodging, car and limousine services, and air travel.

                                 ENTERTAINMENT TICKETS

                                 An Employee occasionally may accept ONE TICKET to an
                                 entertainment event ONLY IF THE HOST WILL ATTEND THE
                                 EVENT WITH THE EMPLOYEE AND THE FACE VALUE OF THE
                                 TICKET OR ENTRANCE FEE IS $200 OR LESS, not
                                 including the value of food that may be provided to
                                 the Employee before, during, or after the event. An
                                 Employee is required to obtain prior approval from
                                 his or her Business Manager before accepting any
                                 other entertainment opportunity.

                                 An Employee is strongly discouraged from
                                 participating in the following situations and may
                                 not participate unless prior approval from his/her
                                 Business Manager is obtained:

                                 -    the entertainment ticket has a face value above
                                      $200; if approved by a Business Manager, the
                                      Employee is required to reimburse the host for
                                      the full face value of the ticket;

                                 -    the Employee wants to accept more than one
                                      ticket; if approved by a Business Manager, the
                                      Employee is required to reimburse the host for
                                      the aggregate face value of the tickets
                                      regardless of each ticket's face value;

                                 -    the entertainment event is unusual or high
                                      profile (e.g., a major sporting event); if
                                      approved by a Business Manager, the Employee is
                                      required to reimburse the host for the full
                                      face value of the ticket regardless of what the
                                      face value might be;

                                 - the host has extended an invitation to the entertainment event to numerous Employees.

                                 Business Managers must clear their own participation
                                 in the above situations with the Chief Compliance
                                 Officer or Chair of the Ethics Committee.

                                 EACH EMPLOYEE MUST FAMILIARIZE HIMSELF/HERSELF WITH,
                                 AND ADHERE TO, ANY ADDITIONAL POLICIES AND
                                 PROCEDURES REGARDING ENTERTAINMENT OPPORTUNITIES AND
                                 TICKETS THAT MAY BE ENFORCED BY HIS/HER BUSINESS
                                 MANAGER.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 LODGING

                                 An Employee is not permitted to accept a gift of
                                 lodging in connection with any entertainment
                                 opportunity. Rather, an Employee must pay for
                                 his/her own lodging expense in connection with any
                                 entertainment opportunity. If an Employee
                                 participates in an entertainment opportunity for
                                 which lodging is arranged and paid for by the host,
                                 the Employee must reimburse the host for the
                                 equivalent cost of the lodging, as determined by
                                 Wellington Management's Travel Manager. It is the
                                 Employee's responsibility to ensure that the host
                                 accepts the reimbursement and whenever possible,
                                 arrange for reimbursement prior to attending the
                                 entertainment event. Lodging connected to an
                                 Employee's business travel will be paid for by
                                 Wellington.

                                 CAR AND LIMOUSINE SERVICES

                                 An Employee must exercise reasonable judgment with
                                 respect to accepting rides in limousines and with
                                 car services. Except where circumstances warrant
                                 (e.g., where safety is a concern), an Employee is
                                 discouraged from accepting limousine and car
                                 services paid for by a host when the host is not
                                 present.

                                 AIR TRAVEL

                                 An Employee is not permitted to accept a gift of air
                                 travel in connection with any entertainment
                                 opportunity. Rather, an Employee must pay for
                                 his/her own air travel expense in connection with
                                 any entertainment opportunity. If an Employee
                                 participates in an entertainment opportunity for
                                 which air travel is arranged and paid for by the
                                 host, the Employee must reimburse the host for the
                                 equivalent cost of the air travel, as determined by
                                 Wellington Management's Travel Manager. It is the
                                 Employee's responsibility to ensure that the host
                                 accepts the reimbursement and whenever possible,
                                 arrange for reimbursement prior to attending the
                                 entertainment event. Use of private aircraft or
                                 charter flights arranged by the host for
                                 entertainment related travel is prohibited. Air
                                 travel that is connected to an Employee's business
                                 travel will be paid for by Wellington Management.

                                 4
                                 SOLICITATION OF GIFTS, CONTRIBUTIONS, OR
                                 SPONSORSHIPS

                                 An Employee may not solicit gifts, entertainment
                                 tickets, gratuities, contributions (including
                                 charitable contributions), or sponsorships from
                                 brokers, vendors, clients or companies in which the
                                 firm invests or conducts research. Similarly, an
                                 Employee is prohibited from making such requests
                                 through Wellington Management's Trading Department
                                 or any other Wellington

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 Management Department or employee (this prohibition
                                 does not extend to personal gifts or offers of
                                 Employee owned tickets between Employees).

                                 5
                                 GIVING GIFTS (other than Entertainment
                                 Opportunities)

                                 In appropriate circumstances, it may be acceptable
                                 for the firm or its Employees to extend gifts to
                                 clients or others who do business with Wellington
                                 Management. Gifts of cash (including cash
                                 equivalents such as gift certificates, bonds,
                                 securities or other items that may be readily
                                 converted to cash) or excessive or extravagant
                                 gifts, as measured by the total value or quantity of
                                 the gift(s), are prohibited. Gifts with a face value
                                 in excess of $100 must be cleared by the Employee's
                                 Business Manager.

                                 An Employee should be certain that the gift does not
                                 give rise to a conflict with client interests, or
                                 the appearance of a conflict, and that there is no
                                 reason to believe that the gift violates any
                                 applicable code of conduct of the recipient. Gifts
                                 are permitted only when made in accordance with
                                 applicable laws and regulations, and in accordance
                                 with generally accepted business practices in the
                                 various countries and jurisdictions where Wellington
                                 Management does business.

                                 6
                                 GIVING ENTERTAINMENT OPPORTUNITIES

                                 An Employee is not permitted to source tickets to
                                 entertainment events from Wellington Management's
                                 Trading Department or any other Wellington
                                 Management Department or employee, brokers, vendors,
                                 or other organizations with whom the firm transacts
                                 business (this prohibition does not extend to
                                 personal gifts or offers of Employee owned tickets
                                 between Employees). Similarly, an Employee is
                                 prohibited from sourcing tickets on behalf of
                                 clients or prospects from ticket vendors.

                                 CLIENT EVENTS AND ENTERTAINMENT ORGANIZED, HOSTED
                                 AND ATTENDED BY ONE OR MORE WELLINGTON MANAGEMENT
                                 EMPLOYEES ARE NOT SUBJECT TO THIS PROHIBITION AND
                                 ARE OUTSIDE THE SCOPE OF THIS CODE.

                                 7
                                 SENSITIVE PAYMENTS

                                 An Employee may not participate on behalf of the firm, a subsidiary, or any client, directly or indirectly, in any of the following transactions:

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 -    Use of the firm's name or funds to support
                                      political candidates or issues, or elected or
                                      appointed government officials;

                                 -    Payment or receipt of bribes, kickbacks, or
                                      payment or receipt of any money in violation of
                                      any law applicable to the transaction;

                                 -    Payments to government officials or government
                                      employees that are unlawful or otherwise not in
                                      accordance with regulatory rules and generally
                                      accepted business practices of the governing
                                      jurisdiction.

                                 An Employee making contributions or payments of any
                                 kind may do so in his/her capacity as an individual,
                                 but may not use or in any way associate Wellington
                                 Management's name with such contributions or
                                 payments (except as may be required under applicable
                                 law). Employees should be mindful of these general
                                 principals when making donations to charities
                                 sponsored by clients.

                                 8
                                 QUESTIONS AND CLARIFICATIONS

                                 Any question as to the appropriateness of gifts,
                                 travel and entertainment opportunities, or payments
                                 should be discussed with the Chief Compliance
                                 Officer, Global Compliance Manager, the General
                                 Counsel, or the Chair of the Ethics Committee.

OTHER ACTIVITIES                 Outside Activities

                                 All outside business affiliations (e.g.,
                                 directorships, officerships or trusteeships) of any
                                 kind or membership in investment organizations
                                 (e.g., an investment club) must be approved by an
                                 Employee's Business Manager and cleared by the Chief
                                 Compliance Officer, the General Counsel or the Chair
                                 of the Ethics Committee prior to the acceptance of
                                 such a position to ensure that such affiliations do
                                 not present a conflict with our clients' interests.
                                 New Employees are required to disclose all outside
                                 business affiliations to their Business Manager upon
                                 joining the firm. As a general matter, directorships
                                 in public companies or companies that may reasonably
                                 be expected to become public companies will not be
                                 authorized because of the potential for conflicts
                                 that may impede our freedom to act in the best
                                 interests of clients. Service with charitable
                                 organizations generally will be authorized, subject
                                 to considerations related to time required during
                                 working hours, use of proprietary information and
                                 disclosure of potential conflicts of interest.
                                 Employees who engage in outside business and
                                 charitable activities are not acting in their
                                 capacity as employees of Wellington Management and
                                 may not use Wellington Management's name.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 Outside Employment

                                 Employees who are officers of the firm may not seek
                                 additional employment outside of Wellington
                                 Management without the prior written approval of the
                                 Human Resources Department. All new Employees are
                                 required to disclose any outside employment to the
                                 Human Resources Department upon joining the firm.

VIOLATIONS OF THE CODE OF        COMPLIANCE WITH THE CODE IS EXPECTED AND VIOLATIONS
ETHICS                           OF ITS PROVISIONS ARE TAKEN SERIOUSLY. Employees
                                 must recognize that the Code is a condition of
                                 employment with the firm and a serious violation of
                                 the Code or related policies may result in
                                 dismissal. Since many provisions of the Code also
                                 reflect provisions of the US securities laws,
                                 Employees should be aware that violations could also
                                 lead to regulatory enforcement action resulting in
                                 suspension or expulsion from the securities
                                 business, fines and penalties, and imprisonment.

                                 The Compliance Group is responsible for monitoring
                                 compliance with the Code. Violations or potential
                                 violations of the Code will be considered by some
                                 combination of the Chief Compliance Officer, the
                                 General Counsel, the Chair of the Ethics Committee
                                 and the Vice Chair of the Ethics Committee, who will
                                 jointly decide if the violation or potential
                                 violation should be discussed with the Ethics
                                 Committee, the Employee's Business Manager, and/or
                                 the firm's senior management. Further, a violation
                                 or potential violation of the Code by an Associate
                                 or Partner of the firm will be discussed with the
                                 Managing Partners. Sanctions for a violation of the
                                 Code may be determined by the Ethics Committee, the
                                 Employee's Business Manager, senior management, or
                                 the Managing Partners depending on the Employee's
                                 position at the firm and the nature of the
                                 violation.

                                 Transactions that violate the Code's personal
                                 trading restrictions will presumptively be subject
                                 to being reversed and any profit realized from the
                                 position disgorged, unless the Employee establishes
                                 to the satisfaction of the Ethics Committee that
                                 under the particular circumstances disgorgement
                                 would be an unreasonable remedy for the violation.
                                 If disgorgement is required, the proceeds shall be
                                 paid to any client disadvantaged by the transaction,
                                 or to a charitable organization, as determined by
                                 the Ethics Committee. Violations of the Code's
                                 reporting and certification requirements will result
                                 in a suspension of personal trading privileges and
                                 may give rise to other sanctions.

                                 Wellington Management Company, LLP
                                 Wellington Trust Company, NA
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

FURTHER INFORMATION              Questions regarding interpretation of this Code or
                                 questions related to specific situations should be
                                 directed to the Chief Compliance Officer, the
                                 General Counsel or the Chair of the Ethics
                                 Committee.

                                 Revised: January 1, 2007

                                                                      APPENDIX A

APPROVED EXCHANGE TRADED FUNDS

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting Requirements)

SYMBOL                         NAME
------   -----------------------------------------------
RSP      Rydex S&P Equal Weighted Index
DGT      streetTRACKS Dow Jones US Global Titan
DSG      streetTRACKS Dow Jones US Small Cap Growth
DSV      streetTRACKS Dow Jones US Small Cap Value
ELG      streetTRACKS Dow Jones US Large Cap Growth
ELV      streetTRACKS Dow Jones US Large Cap Value
FFF      streetTRACKS FORTUNE 500 Index
GLD      streetTRACKS Gold Shares
LQD      iShares Goldman Sachs $ InvesTop Corporate Bond
SHY      iShares Lehman 1-3 Year Treasury
IEF      iShares Lehman 7-10 Year Treasury
TLT      iShares Lehman 20+ Year Treasury
TIP      iShares Lehman TIPs
AGG      iShares Lehman Aggregate
EFA      iShares MSCI EAFE
EEM      iShares MSCI Emerging Markets
NY       iShares NYSE 100
NYC      iShares NYSE Composite
IJH      iShares S&P MidCap 400 Index Fund
IJJ      iShares S&P Midcap 400/BARRA Value
IJK      iShares S&P Midcap 400/BARRA Growth
IJR      iShares S&P SmallCap 600 Index Fund
IJS      iShares S&P SmallCap 600/BARRA Value
IJT      iShares S&P SmallCap 600/BARRA Growth
IOO      iShares S&P Global 100
OEF      iShares S&P 100 Index Fund
ISI      iShares S&P 1500
IVE      iShares S&P 500/BARRA Value Index Fund
IVV      iShares S&P 500 Index Fund
IVW      iShares S&P 500/BARRA Growth Index Fund
IWB      iShares Russell 1000 Index Fund
IWD      iShares Russell 1000 Value Index Fund
IWF      iShares Russell 1000 Growth Index Fund
IWM      iShares Russell 2000
IWN      iShares Russell 2000 Value
IWO      iShares Russell 2000 Growth
IWP      iShares Russell Midcap Growth
IWR      iShares Russell Midcap
IWS      iShares Russell Midcap Value
IWV      iShares Russell 3000 Index Fund
IWW      iShares Russell 3000 Value
IWZ      iShares Russell 3000 Growth
IYY      iShares Dow Jones U.S. Total Market Index Fund
JKD      iShares Morningstar Large Core
JKE      iShares Morningstar Large Growth

                                                                      APPENDIX A

APPROVED EXCHANGE TRADED FUNDS

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting Requirements)

SYMBOL                         NAME
------   -----------------------------------------------
JKF      iShares Morningstar Large Value
JKG      iShares Morningstar Mid Core
JKH      iShares Morningstar Mid Growth
JKI      iShares Morningstar Mid Value
JKJ      iShares Morningstar Small Core
JKK      iShares Morningstar Small Growth
JKL      iShares Morningstar Small Value
VB       Vanguard Small Cap VIPERs
VBK      Vanguard Small Cap Growth VIPERs
VBR      Vanguard Small Cap Value VIPERs
VO       Vanguard MidCap VIPERs
VTI      Vanguard Total Stock Market VIPERs
VTV      Vanguard Value VIPERs
VUG      Vanguard Growth VIPERs
VXF      Vanguard Extended Market VIPERs
VV       Vanguard Large Cap VIPERs

This appendix may be amended at the discretion of the Ethics Committee.

Dated January 1, 2006

Personal Securities Transactions                                      Appendix B

YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:

Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government )
Municipal Bonds
Stock
Closed-end Funds
Exchange Traded Funds not listed in Appendix A*
Notes
Convertible Securities
Preferred Securities
ADRs
Single Stock Futures
Limited Partnership Interests (including hedge funds NOT managed by WMC) Limited Liability Company Interests (including hedge funds NOT managed by WMC) Options on Securities
Warrants
Rights

YOU MUST REPORT (BUT NOT PRE-CLEAR) THE FOLLOWING TRANSACTIONS:

Automatic Dividend Reinvestment
Stock Purchase Plan Acquisitions
Corporate Actions (splits, tender offers, mergers, stock dividends, etc.) Open-end Mutual Funds (other than money market funds) and variable insurance products advised or sub-advised by WMC, including offshore funds ("Wellington Managed Funds")
Transactions in the following ETFs: DIA, QQQQ, SPY, MDY*
Gifts of securities to you over which you did not control the timing
Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund
Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee represents that he/she has no present intention of selling the security

YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:

Open-end Mutual Funds not managed by WMC
Offshore Funds not managed by WMC
Variable Insurance Products not managed by WMC
ETFs listed on Appendix A
Direct Obligations of the U.S. Government (including obligations issued by GNMA & PEFCO)
Money Market Instruments
Wellington Trust Company Pools
Wellington Sponsored Hedge Funds
Broad based Stock Index Futures and Options
Securities Futures and Options on Direct Obligations of the U.S. Government Commodities Futures
Foreign Currency Transactions

PROHIBITED TRANSACTIONS:

HOLDRS
Initial Public Offerings ("IPOs")

* Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these ETFs need to be reported as part of your quarterly reporting.

This appendix may be amended at the discretion of the Ethics Committee

Dated February 17, 2006

Gifts and Entertainment                                               Appendix C

                                      PERMITTED                    RESTRICTIONS
                            ----------------------------   ----------------------------
ACCEPTING AN INDIVIDUAL     Gifts with a value of $100     Gifts of cash, gift
GIFT                        or less are generally          certificates or other item
                            permitted.                     readily convertible to cash
                                                           cannot be accepted. Gifts
                                                           valued at over $100 cannot
                                                           be accepted.

ACCEPTING A FIRM GIFT                                      Employee's Business
                                                           Manager must approve
                                                           prior to accepting.

ACCEPTING ENTERTAINMENT     Permissible only if            Discouraged from accepting
OPPORTUNITIES AND TICKETS   participation is occasional,   ticket or entrance fee with
                            host is present, event has a   face value over $200, more
                            legitimate business purpose,   than one ticket, ticket to
                            ticket or entrance fee has     high profile or unusual
                            face value of $200 or less,    event, or event where
                            event is not unusual or high   numerous Wellington
                            profile or could not be        Employees are invited.
                            deemed excessive.              Business Manager approval
                                                           required for above
                                                           situations and Employee
                                                           must pay for ticket.

ACCEPTING LODGING           Employee cannot accept         Employee must pay cost of
                            gift of lodging                lodging in connection with
                                                           any entertainment
                                                           opportunity.

ACCEPTING CAR/LIMO          Exercise reasonable            Discouraged from accepting
SERVICE                     judgment and host must be      when host is not present
                            present.                       unless safety is a concern

ACCEPTING AIR TRAVEL-       Employee cannot accept         Employee must pay air
COMMERCIAL                  gift of air travel             travel expenses in
                                                           connection with any
                                                           entertainment opportunity.

ACCEPTING AIR TRAVEL -      Employee cannot accept         Employee cannot accept
PRIVATE                     gift of private air travel.    gift of private air travel.

GIVING GIFTS                Gifts to clients valued at     Gifts valued at over $100
                            $100 or less are acceptable    require approval of
                            provided gift is not cash or   employee's Business
                            cash equivalent.               Manager.

GIVING ENTERTAINMENT                                       Employees cannot source
OPPORTUNITIES                                              tickets on behalf of clients
                                                           from other employees or
                                                           from ticket vendors.